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                                                        Exhibit 10.10

                              ASSIGNMENT OF LEASE
                                  (EMPIRE CAN)

        This Assignment is made and entered into by and between EMPIRE CAN D.B.A. C.A.N.S. RECYCLING, INC., ("Assignor"), and EMCO RECYCLING CORP., an Arizona corporation ("Assignee").



                              W I T N E S S E T H:

        WHEREAS, there presently exists a certain lease covering those certain premises (consisting of land and buildings and improvements) located on the real property (the "Property") more particularly described in that certain Lease dated January 12, 1989, by and between Pearce Distributing Co. and Empire Can D.B.A. C.A.N.S. Recycling, Inc. (the "Assigned Lease"); and

        WHEREAS, Assignee desires to assume from Assignor, and Assignor desires to assign to Assignee, all of Assignor's interest as lessee under the Assigned Lease;

        NOW, THEREFORE, for and in consideration of the premises and the mutual promises and covenants hereinafter set forth, together with the sum of Ten and No/100 Dollars ($10.00) cash in hand paid by Assignee, together with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Assignor, Assignor does hereby ASSIGN, TRANSFER, SET-OVER and DELIVER unto Assignee all of Assignor's interest as lessee under the Assigned Lease and all rights, benefits and privileges of the lessee thereunder and under any guaranties or other documents or agreements securing the performance of the lessee under the Assigned Lease.

        TO HAVE AND TO HOLD the above rights and interests unto Assignee, its successors and assigns forever, and Assignor does hereby bind itself, its successors and assigns, to warrant and forever defend, all and singular, the foregoing rights and interests unto the said Assignee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Assignor, but not otherwise.

        All the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, devisees, personal representatives, successors and assigns.

        EXECUTED this 11th day of April, 1996.

                                ASSIGNOR:

                                EMPIRE CAN D.B.A. C.A.N.S. RECYCLING,
                                INC., an Arizona corporation



                                By:     HAROLD RUBENSTEIN
                                        ---------------------------
                                        Harold Rubenstein, President

                                ASSIGNEE:

                                EMCO RECYCLING CORP., an Arizona
                                corporation


                                By:     GEORGE MOOREHEAD
                                        ---------------------------
                                        George Moorehead, President